UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):	August 8, 2017

Fauquier Bankshares, Inc.
__________________________________________
 (Exact name of registrant as specified in its charter)
Virginia	000-25805	54-1288193
_____________________ (State or other jurisdiction	_____________ (Commission	______________ (I.R.S. Employer
of incorporation)	File Number)	Identification No.)

	10 Courthouse Square, Warrenton, Virginia	20186
	_________________________________ (Address of principal executive offices)	___________ (Zip Code)

Registrant's telephone number, including area code:		540.347.2700

Not Applicable
______________________________________________
 (Former name or former address, if changed since last report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
[  ]  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[  ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[  ]  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
 [  ]  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Indicate by a check mark whether the registrant is an emergent growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company  ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 7.01 Regulation FD Disclosure.

The attached handout contains information that the members of Fauquier Bankshares, Inc. (the "Company") management will use during visits with investors, analysts, and other interested parties to assist their understanding of the Company from time to time throughout the third quarter of 2017. Other presentation and related materials will be made available as they are presented during the year.

The handout is attached as Exhibit 99.1 to this report and is being furnished, not filed, under Item 7.01 of this Form 8-K.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description of Exhibit

99.1	Fauquier Bankshares, Inc. investor presentation

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Fauquier Bankshares, Inc.

August 8, 2017	By:	/s/ Christine E. Headly
Name: Christine E. Headly
Title: Executive Vice President and Chief Financial Officer